The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $3,481
Janus Adviser Balanced Fund $8,203
Janus Adviser Flexible Bond Fund $1,898
Janus Adviser International Growth Fund $2,312
Janus Adviser Money Market Fund $336
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $56
Janus Adviser Growth and Income Fund $2,335
Janus Adviser Foreign Stock Fund $9
Janus Adviser INTECH Risk-Managed Growth Fund $22
Janus Adviser INTECH Risk-Managed Core Fund $53
Janus Adviser Mid Cap Value Fund $290
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $39
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0


C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $2
Janus Adviser Balanced Fund $183
Janus Adviser Flexible Bond Fund $172
Janus Adviser International Growth Fund $14
Janus Adviser Money Market Fund $3
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $47
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $3
Janus Adviser Mid Cap Value Fund $89
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $35
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $8
Janus Adviser Flexible Bond Fund $12
Janus Adviser International Growth Fund $17
Janus Adviser Money Market Fund $1
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $11
Janus Adviser Foreign Stock Fund $2
Janus Adviser INTECH Risk-Managed Growth Fund $22
Janus Adviser INTECH Risk-Managed Core Fund $54
Janus Adviser Mid Cap Value Fund $477
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $45
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $13
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $2
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $37
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $3
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $0
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $11,415
Janus Adviser Flexible Bond Fund $389
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $4,403
Janus Adviser Growth and Income Fund $3,229
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $4,425
Janus Adviser INTECH Risk-Managed Core Fund $877
Janus Adviser Mid Cap Value Fund $1,317
Janus Adviser Small Company Value Fund $679
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $356
Janus Adviser Flexible Bond Fund $39
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $946
Janus Adviser Growth and Income Fund $125
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $400
Janus Adviser INTECH Risk-Managed Core Fund $594
Janus Adviser Mid Cap Value Fund $471
Janus Adviser Small Company Value Fund $28
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $4
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $12
Janus Adviser Growth and Income Fund $4
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $834
Janus Adviser INTECH Risk-Managed Core Fund $560
Janus Adviser Mid Cap Value Fund $1,425
Janus Adviser Small Company Value Fund $4
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $2
Janus Adviser Growth and Income Fund $2
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $1
Janus Adviser INTECH Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $17
Janus Adviser Small Company Value Fund $95
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $1
Janus Adviser Growth and Income Fund $0
Janus Adviser Foreign Stock Fund $0
Janus Adviser INTECH Risk-Managed Growth Fund $101
Janus Adviser INTECH Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $0
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.2326
Janus Adviser Balanced Fund $0.3938
Janus Adviser Flexible Bond Fund $0.4921
Janus Adviser International Growth Fund $0.2203
Janus Adviser Money Market Fund $0.0373
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0263
Janus Adviser Growth and Income Fund $0.1628
Janus Adviser Foreign Stock Fund $ 0.0362
Janus Adviser INTECH Risk-Managed Growth Fund $0.0032
Janus Adviser INTECH Risk-Managed Core Fund $0.0786
Janus Adviser Mid Cap Value Fund $0.0956
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.5916
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0602
Janus Adviser Balanced Fund $0.2740
Janus Adviser Flexible Bond Fund $0.4306
Janus Adviser International Growth Fund $0.1227
Janus Adviser Money Market Fund $0.0399
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.0901
Janus Adviser Foreign Stock Fund $ 0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0057
Janus Adviser Mid Cap Value Fund $0.0814
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.5448
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.3104
Janus Adviser Balanced Fund $0.6604
Janus Adviser Flexible Bond Fund $0.5177
Janus Adviser International Growth Fund $0.3466
Janus Adviser Money Market Fund $0.0398
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0469
Janus Adviser Growth and Income Fund $0.2357
Janus Adviser Foreign Stock Fund $ 0.0682
Janus Adviser INTECH Risk-Managed Growth Fund $0.0169
Janus Adviser INTECH Risk-Managed Core Fund $0.1247
Janus Adviser Mid Cap Value Fund $0.1451
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.6169
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1925
Janus Adviser Balanced Fund $0.3997
Janus Adviser Flexible Bond Fund $0.4650
Janus Adviser International Growth Fund $0.1369
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0193
Janus Adviser Growth and Income Fund $0.2510
Janus Adviser Foreign Stock Fund $ 0.0182
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0610
Janus Adviser Mid Cap Value Fund $0.0422
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.5688
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.3953
Janus Adviser Balanced Fund $0.7578
Janus Adviser Flexible Bond Fund $0.3910
Janus Adviser International Growth Fund $0.3669
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0608
Janus Adviser Growth and Income Fund $0.2779
Janus Adviser Foreign Stock Fund $ 0.0743
Janus Adviser INTECH Risk-Managed Growth Fund $0.0198
Janus Adviser INTECH Risk-Managed Core Fund $0.1366
Janus Adviser Mid Cap Value Fund $0.1615
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.4620
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.6261
Janus Adviser INTECH Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.6261
Janus Adviser INTECH Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.6261
Janus Adviser INTECH Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.6261
Janus Adviser INTECH Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser INTECH Risk-Managed Growth Fund $0.6261
Janus Adviser INTECH Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $7,244
Janus Adviser Mid Cap Growth Fund $3,200
Janus Adviser Worldwide Fund $5,100
Janus Adviser Balanced Fund $19,280
Janus Adviser Flexible Bond Fund $3,538
Janus Adviser International Growth Fund $12,813
Janus Adviser Money Market Fund $9,878
Janus Adviser Forty Fund $50,903
Janus Adviser Fundamental Equity Fund $2,787
Janus Adviser Growth and Income Fund $14,902
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $9,530
Janus Adviser INTECH Risk-Managed Core Fund $1,347
Janus Adviser Mid Cap Value Fund $4,484
Janus Adviser Small Company Value Fund $1,887
Janus Adviser Contrarian Fund $55
Janus Adviser High-Yield Fund $66
Janus Adviser Orion Fund $28
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $34

C-Shares
Janus Adviser Large Cap Growth Fund $108
Janus Adviser Mid Cap Growth Fund $151
Janus Adviser Worldwide Fund $25
Janus Adviser Balanced Fund $670
Janus Adviser Flexible Bond Fund $382
Janus Adviser International Growth Fund $655
Janus Adviser Money Market Fund $231
Janus Adviser Forty Fund $1,852
Janus Adviser Fundamental Equity Fund $655
Janus Adviser Growth and Income Fund $485
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $970
Janus Adviser INTECH Risk-Managed Core Fund $971
Janus Adviser Mid Cap Value Fund $1,863
Janus Adviser Small Company Value Fund $65
Janus Adviser Contrarian Fund $342
Janus Adviser High-Yield Fund $68
Janus Adviser Orion Fund $33
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $70

A-Shares
Janus Adviser Large Cap Growth Fund $2
Janus Adviser Mid Cap Growth Fund $48
Janus Adviser Worldwide Fund $2
Janus Adviser Balanced Fund $28
Janus Adviser Flexible Bond Fund $85
Janus Adviser International Growth Fund $448
Janus Adviser Money Market Fund $196
Janus Adviser Forty Fund $10,045
Janus Adviser Fundamental Equity Fund $68
Janus Adviser Growth and Income Fund $71
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $2,410
Janus Adviser INTECH Risk-Managed Core Fund $1,207
Janus Adviser Mid Cap Value Fund $11,611
Janus Adviser Small Company Value Fund $24
Janus Adviser Contrarian Fund $506
Janus Adviser High-Yield Fund $86
Janus Adviser Orion Fund $31
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $76

R-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $8
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $15
Janus Adviser Forty Fund $243
Janus Adviser Fundamental Equity Fund $3
Janus Adviser Growth and Income Fund $106
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $1
Janus Adviser INTECH Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $116
Janus Adviser Small Company Value Fund $253
Janus Adviser Contrarian Fund $25
Janus Adviser High-Yield Fund $66
Janus Adviser Orion Fund $25
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $33

I-Shares
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $2
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $244
Janus Adviser Forty Fund $300
Janus Adviser Fundamental Equity Fund $6
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $19,258
Janus Adviser INTECH Risk-Managed Core Fund $4,116
Janus Adviser Mid Cap Value Fund $1,503
Janus Adviser Small Company Value Fund $17
Janus Adviser Contrarian Fund $5
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $1
Janus Adviser INTECH Risk-Managed Value Fund $1,757
Janus Adviser Small-Mid Growth Fund $31

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $21.21
Janus Adviser Mid Cap Growth Fund $27.93
Janus Adviser Worldwide Fund $28.35
Janus Adviser Balanced Fund $26.34
Janus Adviser Flexible Bond Fund $11.63
Janus Adviser International Growth Fund $43.37
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $28.30
Janus Adviser Fundamental Equity Fund $19.34
Janus Adviser Growth and Income Fund $17.76
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $12.75
Janus Adviser INTECH Risk-Managed Core Fund $13.25
Janus Adviser Mid Cap Value Fund $16.54
Janus Adviser Small Company Value Fund $14.74
Janus Adviser Contrarian Fund $10.96
Janus Adviser High-Yield Fund $9.73
Janus Adviser Orion Fund $10.86
Janus Adviser INTECH Risk-Managed Value Fund $10.63
Janus Adviser Small-Mid Growth Fund $10.62

C-Shares
Janus Adviser Large Cap Growth Fund $21.22
Janus Adviser Mid Cap Growth Fund $27.63
Janus Adviser Worldwide Fund $28.71
Janus Adviser Balanced Fund $26.68
Janus Adviser Flexible Bond Fund $11.60
Janus Adviser International Growth Fund $44.15
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $28.07
Janus Adviser Fundamental Equity Fund $19.20
Janus Adviser Growth and Income Fund $17.78
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $12.51
Janus Adviser INTECH Risk-Managed Core Fund $13.04
Janus Adviser Mid Cap Value Fund $16.33
Janus Adviser Small Company Value Fund $14.49
Janus Adviser Contrarian Fund $10.91
Janus Adviser High-Yield Fund $9.73
Janus Adviser Orion Fund $10.80
Janus Adviser INTECH Risk-Managed Value Fund $10.60
Janus Adviser Small-Mid Growth Fund $10.59

A-Shares
Janus Adviser Large Cap Growth Fund $21.31
Janus Adviser Mid Cap Growth Fund $28.07
Janus Adviser Worldwide Fund $28.37
Janus Adviser Balanced Fund $26.16
Janus Adviser Flexible Bond Fund $11.64
Janus Adviser International Growth Fund $43.41
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $28.44
Janus Adviser Fundamental Equity Fund $19.40
Janus Adviser Growth and Income Fund $17.71
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $12.81
Janus Adviser INTECH Risk-Managed Core Fund $13.27
Janus Adviser Mid Cap Value Fund $16.57
Janus Adviser Small Company Value Fund $14.81
Janus Adviser Contrarian Fund $11.00
Janus Adviser High-Yield Fund $9.74
Janus Adviser Orion Fund $10.88
Janus Adviser INTECH Risk-Managed Value Fund $10.64
Janus Adviser Small-Mid Growth Fund $10.65

R-Shares
Janus Adviser Large Cap Growth Fund $21.11
Janus Adviser Mid Cap Growth Fund $27.81
Janus Adviser Worldwide Fund $28.26
Janus Adviser Balanced Fund $26.25
Janus Adviser Flexible Bond Fund $11.63
Janus Adviser International Growth Fund $43.45
Janus Adviser Forty Fund $28.18
Janus Adviser Fundamental Equity Fund $19.24
Janus Adviser Growth and Income Fund $17.61
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $12.69
Janus Adviser INTECH Risk-Managed Core Fund $13.20
Janus Adviser Mid Cap Value Fund $16.54
Janus Adviser Small Company Value Fund $14.68
Janus Adviser Contrarian Fund $10.94
Janus Adviser High-Yield Fund $9.73
Janus Adviser Orion Fund $10.83
Janus Adviser INTECH Risk-Managed Value Fund $10.61
Janus Adviser Small-Mid Growth Fund $10.59

I-Shares
Janus Adviser Large Cap Growth Fund $23.21
Janus Adviser Mid Cap Growth Fund $28.03
Janus Adviser Worldwide Fund $28.29
Janus Adviser Balanced Fund $25.96
Janus Adviser Flexible Bond Fund $11.63
Janus Adviser International Growth Fund $43.34
Janus Adviser Forty Fund $28.40
Janus Adviser Fundamental Equity Fund $19.37
Janus Adviser Growth and Income Fund $17.69
Janus Adviser Foreign Stock Fund - The Fund liquidated on July 21, 2006. Janus Adviser INTECH Risk-Managed Growth Fund $12.76
Janus Adviser INTECH Risk-Managed Core Fund $13.23
Janus Adviser Mid Cap Value Fund $16.53
Janus Adviser Small Company Value Fund $14.80
Janus Adviser Contrarian Fund $11.00
Janus Adviser High-Yield Fund $9.73
Janus Adviser Orion Fund $10.89
Janus Adviser INTECH Risk-Managed Value Fund $10.66
Janus Adviser Small-Mid Growth Fund $10.65